UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 7, 2023
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 952-937-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 7, 2023, C.H. Robinson Worldwide, Inc. (the “Company”) entered into an amendment (the “RPA Amendment”) to its existing Receivables Purchase Agreement dated as of November 19, 2021, as amended February 1, 2022 and July 7, 2022 (the “RPA”), among the Company, as initial master servicer and performance guarantor, C.H. Robinson Receivables, LLC, a wholly-owned subsidiary of the Company and bankruptcy-remote entity (“CHRR”), as seller, Bank of America, N.A. (“BoA”) and Wells Fargo Bank, National Association (“Wells Fargo”), as committed purchasers, BofA and Wells Fargo, as purchaser agents, and BofA, as administrative agent, which provides a receivables securitization facility (the “Facility”). The RPA Amendment primarily (i) replaces the applicable rate for calculation of yield from the Bloomberg Short-Term Yield Index rate to Term SOFR, (ii) extends the termination date of the facility to November 7, 2025 and (iii) increases the funding available to CHRR under the optional accordion feature by $250 million, thereby increasing the aggregate funding available to CHRR under the Facility to $750 million pursuant to the provisions of the RPA, as amended by the RPA Amendment. The committed funding available to CHRR under the Facility remains unchanged at $500 million.

The foregoing description of the RPA Amendment is qualified in its entirety by reference to the full text of the RPA Amendment filed as Exhibit 10.1 hereto.

Item 2.03.    Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

10.1
Third Amendment to the Receivables Purchase Agreement, dated November 7, 2023 by and among C.H. Robinson Worldwide, Inc., C.H. Robinson Receivables, LLC, and the various conduit purchasers, committed purchasers and purchaser agents, and administrative agent.

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

Dated: November 8, 2023	By:	/s/ Ben G. Campbell
Ben G. Campbell Chief Legal Officer and Secretary